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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date  of  Report  (Date  of  earliest  event  reported):     February  7,  2000




                            COMMUNITY WEST BANCSHARES
               (Exact Name of Registrant as Specified in  Charter)





       CALIFORNIA                    0-23575                 77-0446957
(State or Other Jurisdiction     (Commission File         (I.R.S. Employer
   of Incorporation)                  Number)           Identification Number)


                                5638 HOLLISTER AVENUE
                                  GOLETA, CA  93117
                     (Address of Principal Executive Offices) (Zip Code)


Registrant's  telephone  number,  including  area  code:     (805)  692-1862


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ITEM  5.     OTHER  EVENTS.

     Attached hereto as Exhibit 20 and 99 and incorporated by reference herein are a press release and presentation on the strategic direction of the Company for fiscal year 2000.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)     EXHIBITS

Exhibit No.   Description
------------  ------------------------------------------------
        (20)  Press Release on Strategic Directions for Fiscal
              Year 2000
        (99)  Strategic Directions for Fiscal Year 2000
              Presentation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated  as  of  February  7,  2000.

                               COMMUNITY  WEST  BANCSHARES


                          By:  /S/  Lynda  Pullon  Radke
                             ---------------------------------------------------
                               Lynda  Pullon  Radke
                               Senior Vice President and Chief Financial Officer

                                     EXHIBIT INDEX


                                                                          SEQUENTIALLY
                                                                            NUMBERED
EXHIBIT NO.   DOCUMENT                                                        PAGE
------------                                                              ------------
        (20)  Press Release on Strategic Directions for Fiscal Year 2000             3
        (99)  Presentation on Strategic Directions for Fiscal Year 2000              5